Earnings Conference Call

3rd Quarter 2017

November 2, 2017

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) the expense and risk of capital expenditures for infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand; (g) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (h) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (i) the ability to acquire fuel and power from suppliers on reasonable terms; (j) accidents, fires, explosions, and mechanical breakdowns, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (k) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (l) disruptions or outages of Idaho Power's generation or transmission systems or of any interconnected transmission system;(m) the ability to obtain debt and equity financing when necessary and on reasonable terms; (n) reductions in credit ratings and potential reduction in liquidity; (o) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (p) the magnitude of future benefit plan funding obligations; (q) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (r) changes in tax laws and the availability of tax credits; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today

IDACORP


IDACORP
NYSE

Darrel Anderson
IDACORP President
& Chief Executive Officer

Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended September 30		Nine Months Ended September 30	
	2017	2016	2017	2016
Net Income	$ 90,634	$ 83,100	$ 173,567	$ 165,075
Average shares outstanding– diluted	50,421	50,393	50,408	50,361
Earnings per diluted share	$ 1.80	$ 1.65	$ 3.44	$ 3.28

Third Quarter 2016 to 2017

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended September 30, 2016		**$ 83.1**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanism impacts	$ 2.3	
Usage per customer, net of associated power supply costs and power cost adjustment mechanism impacts	12.0	
Fixed cost adjustment revenues	(7.4)	
Increase in revenues per MWh, net of associated power supply costs and power cost adjustment mechanism impacts	14.3	
Third-party use of electric property, wheeling, and other revenue	2.1	
Other operating and maintenance expenses	2.9	
Depreciation expense	(4.2)	
Other changes in operating revenues and expenses, net	(0.4)	
Increase in Idaho Power operating income	21.6	
Earnings of unconsolidated equity-method investments	(7.0)	
Non-operating income and expenses	(0.7)	
Additional accumulated deferred investment tax credits (ADITC) amortization	(1.0)	
Income tax expense (excluding additional ADITC amortization)	(4.6)	
Total increase in Idaho Power net income		8.3
Other changes (net of tax)		(0.8)
Net Income – For the Quarter Ended September 30, 2017		**$ 90.6**

Operating Cash Flows

(millions)

IDACORP

	Nine Months Ended September 30	
	2017	2016
Net Cash Provided by Operating Activities	$ 348.8	$ 275.4

Liquidity

(millions)

	As of September 30, 2017	
	IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires November 2021	$ 100.0	$ 300.0
Commercial Paper Outstanding	(2.4)	–
Identified for Other Use[2]	–	(24.2)
Total	$ 97.6	$ 275.8

(1) Holding company only.

(2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Key Financial & Operating Metrics and 2017 Earnings Per Share Guidance

IDACORP

(Millions Except for Per Share Amounts)

	2017 Estimates	
	Current [1]	Previous [2]
IDACORP Earnings Per Share Guidance [3]	$ 4.05 - $ 4.15	$ 3.95 – $ 4.05
Idaho Power Operations & Maintenance Expense	No Change	$ 345 – $ 355
Idaho Power Additional Amortization of ADITC	No Change	None
Idaho Power Capital Expenditures Excluding AFUDC	No Change	$ 290 – $ 300
Idaho Power Hydroelectric Generation (MWhs)	8.5 – 9.0	8.5 – 9.5

(1) As of November 2, 2017.

(2) As of August 3, 2017, the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

(3) The 2017 guidance incorporates all of the key financial and operating assumptions listed below.

Idaho Power Customer Growth

IDACORP


1.8%
545,000
535,000
525,000
515,000
505,000
495,000
2013
2014
2015
2016
Twelve Months Ended 9/30/2017

No. 1 Top Performing Economy (Idaho)

— Bloomberg, August 2017

No. 6 America's Cheapest States to Live (Idaho)

- CNBC, July 2017

No. 6 Best Run City in America (Boise)

— WalletHub, July 2017

No. 8 Best State Capitals to Live in 2017 (Boise)

— SmartAsset.com, September 2017


Jayco


eCobalt

Common Stock Dividend Growth

"IDACORP's Board of Directors has approved a dividend increase every year from 2012 forward. Cumulatively, these changes represent an increase of 97 percent in IDACORP's quarterly dividend. As customer and earnings growth has continued, we have also been able to grow our dividend payments to shareholders. IDACORP remains committed to a target dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings, and management anticipates recommending to the Board of Directors future annual increases of 5 percent or more to remain near the upper end of the target payout range."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 22, 2017



$0.30
$0.33
$0.38
$0.43
$0.47
$0.51
$0.55
$0.59(1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Q4 2016
Q4 2017

Quarterly Dividend Per Share



97% increase in dividend rate
$1.20
$1.32
$1.52
$1.72
$1.88
$2.04
$2.20
$2.36(1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Q4 2016
Q4 2017

Annualized Dividend Per Share

(1) As announced Sept. 22, 2017. See IDACORP's most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

Regulatory & Project Updates





Energy Efficiency Rider

Labor prudency order

500 kV Transmission Line Updates

Boardman-to-Hemingway Expected Bureau of Land Management Record of Decision in 2017

General Rate Cases/Extension of Idaho Sharing Mechanism

Assessing the need to file and the timing of filing

Weather Outlook

November 2017 Through January 2018

Precipitation



A
EC
EC
EC
B
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature



EC
A
A
A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, September 21, 2017

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com